                                                                   EXHIBIT 99.1
                                                                   ------------













                   American Business Financial Services 1997-1

                 [$33,300,000] Class A-1 Fixed-Rate Certificates
                 [$20,800,000] Class A-2 Fixed-Rate Certificates
                 [$18,650,000] Class A-3 Fixed-Rate Certificates







The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1997-1 transaction, and not by, or as agent for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   American Business Financial Services 1997-1


Summary of Transaction

This transaction is the fifth securitization for American Business Financial Services, Inc. ("ABFS" or the "Company") and its second public securitization. It is also the first securitization since ABFS listed on NASDAQ in February. The Company originates loans through two subsidiaries, Upland Mortgage ("Upland") and American Business Credit ("ABC"), both located in Bala Cynwyd, PA. Upland originates consumer purpose home equity loans and ABC originates business purpose home equity loans. Upland and ABC generally service the loans retained in their respective portfolios and will service the loans to be included in the securitization.

Three tranches of Class A Certificates will be offered. It is expected that the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates will have average lives of approximately [1.05 years], [3.04 years] and [6.71 years] (to call), respectively, based on a pricing speed of [23% HEP]. Interest will be paid on the 15th day of each month on a 30/360 basis. The transaction will feature a 10% cleanup call by the Servicer with a coupon stepup of 75 basis points should the cleanup call not be exercised.

This transaction features credit enhancement in the form of a 100% guaranty of timely payment of interest and eventual payment of principal from Financial Security Assurance, Inc. ("FSA"). The transaction will be rated AAA/Aaa by S&P and Moody's based on the guaranty from FSA. Beginning with an initial overcollateralization ("O/C") level of [3%], excess spread from the transaction will be used to pay down the Class A Certificates to an O/C target of [TBD%]. In addition, excess spread of approximately [] basis points will be available each month for credit enhancement.
















              THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

              THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   American Business Financial Services 1997-1

Title of Securities:  American Business Financial Services Mortgage Loan Trust
                      1997-1, Class A Fixed Rate Certificates, (the "Certificates").

Collateral:           The collateral consists of business and consumer purpose
                      fixed-rate home equity loans.

Approximate Size:     [$72,750,000]


                                 Class A-1              Class A-2               Class A-3
                                ----------              ---------               ---------
Approximate Face Amount:        [$33,300,000]           [$20,800,000]           [$18,650,000]

Average Life to Maturity:         [1.05 yrs.]             [3.04 yrs.]             [7.55 yrs.]

Average Life to 10% Call:         [1.05 yrs.]             [3.04 yrs.]             [6.71 yrs.]

Price:                            [TBD]                   [TBD]                   [TBD]

Spread:                           [TBD]                   [TBD]                   [TBD]

Coupon:                           [TBD]                   [TBD]                   [TBD]

Step-up: 75 bps will be added to the coupon after the 10% clean-up call date.

Yield (CBE):                      [TBD]                   [TBD]                   [TBD]

Pricing Speed:                    23% HEP                 23% HEP                 23% HEP

Day Count:                        30/360                  30/360                  30/360

Expected Maturity:                [04/15/99               09/15/01                04/15/12]

Expected Maturity to 10% Call:    [04/15/99               09/15/01                06/15/05]

Final Maturity:                   [05/15/10               04/15/12                08/15/28]


Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on April 15, 1997.

Payment Delay:           14 days.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month.

Pricing Date:            March [13], 1997

Settlement Date:         March [27], 1997

Servicer:                American Business Credit, Inc.

Servicing Fee:           50 basis points per annum.

Trustee:                 The Chase Manhattan Bank

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's.

Certificate Insurer:     Financial Security Assurance, Inc.  ("FSA"). FSA's
                         claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance:   Timely payment of interest and eventual payment of
                         principal on the Certificates will be 100% guaranteed by FSA.

Cashflow Priority:       1) Repayment of unreimbursed Servicer advances;
                         2) Servicing fee;
                         3) Trustee fee;
                         4) FSA fee;
                         5) Repayment of unreimbursed Surety payments;
                         6) Accrued monthly interest for Class A
                            Certificateholders (pro-rata);
                         7) Monthly principal to the Class A Certificateholders
                            (sequential pay);
                         8) Excess cashflow to build over-collateralization
                            ("O/C"); and
                         9) Any remaining excess cashflow to the holders of
                            the Class R Certificates.

Credit Enhancement:      1) 100% wrap from FSA guaranteeing timely payment of
                            interest and eventual payment of principal.
                         2) Overcollateralization.
                         3) Excess monthly cash flow.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    American Business Financial Services 1997-1



Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Overcollateralization
Levels (Approx.):       Initial O/C based               O/C Target based on
                        on original collateral          original collateral
                         balance:[TBD%]                 balance:[TBD]

                        These O/C percentages are subject to step-downs beginning in month [30] if certain tests are met.

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the
                        Pre-funded Amount"), which will equal approximately
                        [$25,000,000] will be deposited in a Pre-funding
                        Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement
                        Date, the Pre-funding Amount will remain in the Pre-funding Account. The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing Agreement. Any Pre-funded
                        Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R
                        Certificateholders) will be distributed to the Class A
                        Certificateholders on the July 1997 Distribution Date as a partial prepayment of principal of such Certificates.

Clean-up Call:          The Servicer has the right to purchase the mortgage
                        loans from the Trust when the outstanding aggregate principal balance of the mortgage loans has declined to 10% or less of the initial aggregate principal balance of the mortgage loans plus the initial amount in the Pre-funding Account. The option to purchase the mortgage loans is at par plus 30 days' accrued interest.
                        If the Servicer does not exercise the Clean-up Call, the coupon on any outstanding Class A Certificates increases by 75 basis points.

ERISA
Considerations:         The Certificates will be not be ERISA eligible until
                        the completion of the Funding Period. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

Taxation:               REMIC.





               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU
               DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
               RUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
               COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        American Business Financial Services 1997-1



Available Pool
Information:            As of February 28, 1997, the Initial Cutoff Date:

                        Loans:            698
                        Balance:          $38,887,811.52
                        WAC:              12.61%
                        WAM:              196 months (balloon loans to balloon
                                          date)
                        WA CLTV:          70.69%
                        % 1st Lien:       66.72%
                        % 2nd Lien:       31.73%


Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Rob Karr or Greg Richter at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469
                        FSG:     Januar Laude at (212) 778-7176 or Jacqui
                                 Galdieri at (212) 778-2612.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO EVAN MITNICK AT: MITNICKE

















               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
               COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



 CURRENT BALANCE: $33,300,000.00                                                                  DATED DATE: 03/01/97
          COUPON: TBD                                      ABFS71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $33,300,000.00                 BOND A1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/27/97

                                                     PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.556       6.556       6.556       6.556       6.556       6.556
     99-24+        6.540       6.542       6.541       6.539       6.538       6.538
     99-25         6.524       6.529       6.527       6.523       6.521       6.520
     99-25+        6.508       6.515       6.512       6.507       6.504       6.502
     99-26         6.492       6.501       6.497       6.490       6.487       6.484
     99-26+        6.476       6.487       6.483       6.474       6.470       6.466
     99-27         6.460       6.474       6.468       6.457       6.453       6.448
     99-27+        6.444       6.460       6.453       6.441       6.435       6.430

     99-28         6.428       6.446       6.439       6.425       6.418       6.412
     99-28+        6.412       6.433       6.424       6.408       6.401       6.394
     99-29         6.396       6.419       6.409       6.392       6.384       6.376
     99-29+        6.380       6.405       6.395       6.376       6.367       6.358
     99-30         6.364       6.391       6.380       6.359       6.349       6.340
     99-30+        6.348       6.378       6.366       6.343       6.332       6.322
     99-31         6.332       6.364       6.351       6.327       6.315       6.304
     99-31+        6.317       6.350       6.336       6.310       6.298       6.287

    100-00         6.301       6.337       6.322       6.294       6.281       6.269
    100-00+        6.285       6.323       6.307       6.278       6.264       6.251
    100-01         6.269       6.309       6.293       6.261       6.247       6.233
    100-01+        6.253       6.296       6.278       6.245       6.230       6.215
    100-02         6.237       6.282       6.263       6.229       6.212       6.197
    100-02+        6.221       6.268       6.249       6.212       6.195       6.179
    100-03         6.205       6.255       6.234       6.196       6.178       6.161
    100-03+        6.189       6.241       6.220       6.180       6.161       6.143

    100-04         6.173       6.227       6.205       6.163       6.144       6.126
    100-04+        6.158       6.214       6.190       6.147       6.127       6.108
    100-05         6.142       6.200       6.176       6.131       6.110       6.090
    100-05+        6.126       6.186       6.161       6.115       6.093       6.072
    100-06         6.110       6.173       6.147       6.098       6.076       6.054
    100-06+        6.094       6.159       6.132       6.082       6.059       6.036
    100-07         6.078       6.146       6.118       6.066       6.041       6.019
    100-07+        6.062       6.132       6.103       6.049       6.024       6.001

First Payment      0.050       0.050       0.050       0.050       0.050       0.050
Average Life       1.050       1.231       1.149       1.022       0.971       0.928
Last Payment       2.050       2.467       2.300       1.967       1.800       1.717
Mod.Dur. @ 100-00  0.977       1.137       1.065       0.952       0.908       0.869

                    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




 CURRENT BALANCE: $20,800,000.00                                                                  DATED DATE: 03/01/97
          COUPON: TBD                                      ABFS71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $20,800,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/27/97

                                                    PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.942       6.943       6.943       6.942       6.942       6.941
     99-24+        6.936       6.938       6.938       6.936       6.935       6.934
     99-25         6.930       6.934       6.932       6.930       6.929       6.927
     99-25+        6.925       6.929       6.927       6.924       6.922       6.920
     99-26         6.919       6.924       6.922       6.918       6.916       6.913
     99-26+        6.913       6.919       6.917       6.912       6.909       6.906
     99-27         6.907       6.914       6.911       6.905       6.903       6.900
     99-27+        6.901       6.909       6.906       6.899       6.896       6.893

     99-28         6.895       6.904       6.901       6.893       6.890       6.886
     99-28+        6.889       6.900       6.896       6.887       6.883       6.879
     99-29         6.883       6.895       6.890       6.881       6.877       6.872
     99-29+        6.878       6.890       6.885       6.875       6.870       6.865
     99-30         6.872       6.885       6.880       6.869       6.864       6.858
     99-30+        6.866       6.880       6.875       6.863       6.857       6.851
     99-31         6.860       6.875       6.869       6.857       6.851       6.844
     99-31+        6.854       6.871       6.864       6.851       6.844       6.837

    100-00         6.848       6.866       6.859       6.845       6.838       6.830
    100-00+        6.842       6.861       6.854       6.839       6.831       6.824
    100-01         6.837       6.856       6.848       6.833       6.825       6.817
    100-01+        6.831       6.851       6.843       6.827       6.818       6.810
    100-02         6.825       6.846       6.838       6.820       6.812       6.803
    100-02+        6.819       6.842       6.833       6.814       6.805       6.796
    100-03         6.813       6.837       6.827       6.808       6.799       6.789
    100-03+        6.807       6.832       6.822       6.802       6.792       6.782

    100-04         6.801       6.827       6.817       6.796       6.786       6.775
    100-04+        6.796       6.822       6.812       6.790       6.779       6.768
    100-05         6.790       6.817       6.806       6.784       6.773       6.761
    100-05+        6.784       6.813       6.801       6.778       6.766       6.755
    100-06         6.778       6.808       6.796       6.772       6.760       6.748
    100-06+        6.772       6.803       6.791       6.766       6.753       6.741
    100-07         6.766       6.798       6.785       6.760       6.747       6.734
    100-07+        6.760       6.793       6.780       6.754       6.741       6.727

First Payment      2.050       2.467       2.300       1.967       1.800       1.717
Average Life       3.051       3.791       3.458       2.936       2.728       2.545
Last Payment       4.467       5.550       5.050       4.300       3.967       3.717
Mod.Dur. @ 100-00  2.653       3.212       2.964       2.562       2.399       2.252

              THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



 CURRENT BALANCE: $18,650,000.00                                                                  DATED DATE: 03/01/97
          COUPON: TBD                                      ABFS71                              FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $18,650,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 03/27/97

                                                 ****** TO CALL ******

                                                 PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         7.533       7.534       7.534       7.533       7.532       7.532
     99-24+        7.530       7.532       7.531       7.530       7.529       7.528
     99-25         7.527       7.529       7.528       7.527       7.526       7.525
     99-25+        7.524       7.526       7.525       7.523       7.522       7.521
     99-26         7.521       7.524       7.523       7.520       7.519       7.518
     99-26+        7.518       7.521       7.520       7.517       7.516       7.514
     99-27         7.515       7.518       7.517       7.514       7.512       7.510
     99-27+        7.512       7.516       7.514       7.511       7.509       7.507

     99-28         7.509       7.513       7.511       7.507       7.505       7.503
     99-28+        7.505       7.511       7.509       7.504       7.502       7.500
     99-29         7.502       7.508       7.506       7.501       7.499       7.496
     99-29+        7.499       7.505       7.503       7.498       7.495       7.493
     99-30         7.496       7.503       7.500       7.495       7.492       7.489
     99-30+        7.493       7.500       7.497       7.492       7.489       7.486
     99-31         7.490       7.498       7.495       7.488       7.485       7.482
     99-31+        7.487       7.495       7.492       7.485       7.482       7.478

    100-00         7.484       7.492       7.489       7.482       7.479       7.475
    100-00+        7.481       7.490       7.486       7.479       7.475       7.471
    100-01         7.478       7.487       7.483       7.476       7.472       7.468
    100-01+        7.475       7.484       7.481       7.473       7.469       7.464
    100-02         7.472       7.482       7.478       7.470       7.465       7.461
    100-02+        7.469       7.479       7.475       7.466       7.462       7.457
    100-03         7.466       7.477       7.472       7.463       7.458       7.454
    100-03+        7.463       7.474       7.469       7.460       7.455       7.450

    100-04         7.459       7.471       7.467       7.457       7.452       7.447
    100-04+        7.456       7.469       7.464       7.454       7.448       7.443
    100-05         7.453       7.466       7.461       7.451       7.445       7.439
    100-05+        7.450       7.464       7.458       7.447       7.442       7.436
    100-06         7.447       7.461       7.455       7.444       7.438       7.432
    100-06+        7.444       7.458       7.453       7.441       7.435       7.429
    100-07         7.441       7.456       7.450       7.438       7.432       7.425
    100-07+        7.438       7.453       7.447       7.435       7.428       7.422

First Payment      4.467       5.550       5.050       4.300       3.967       3.717
Average Life       6.719       8.312       7.583       6.454       5.981       5.568
Last Payment       8.217      10.133       9.217       7.883       7.300       6.800
Mod.Dur. @ 100-00  5.069       5.940       5.555       4.915       4.631       4.375

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS 1997-1
     -  Cut Off Date of Tape is  2/28/97
     -  FIXED RATE COLLATERAL
     -  $38,887,811.52
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     698

Aggregate Unpaid Principal Balance:                $38,887,811.52
Aggregate Original Principal Balance:              $38,976,322.46

Weighted Average Net Coupon:                              12.109%
Net Coupon Range:                               8.490% -  16.000%

Weighted Average Gross Coupon:                            12.609%
Gross Coupon Range:                             8.990% -  16.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $55,713.20
Average Original Principal Balance:                    $55,840.00

Maximum Unpaid Principal Balance:                     $360,000.00
Minimum Unpaid Principal Balance:                       $7,480.35

Maximum Original Principal Balance:                   $360,000.00
Minimum Original Principal Balance:                     $8,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     195.921
Stated Rem Term Range:                          33.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       1.165
Age Range:                                       0.000 -    7.000

Weighted Average Original Term (to Mat/Bln Date):         197.086
Original Term Range:                            36.000 -  360.000

Weighted Average Combined LTV:                             70.694
Combined LTV Range:                             5.670% -  90.000%

--------------------------------------------------------------------------------








            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

            THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
            COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
            COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                    Percentage of
                                                      Aggregate      Cut-Off Date
            Gross Mortgage            Number of        Unpaid          Aggregate
             Interest Rate             Mortgage       Principal        Principal
                Range                   Loans          Balance          Balance

 8.75% --  Gross Coupon -- =  9.00%          1           97,746.46       0.25
 9.00% --  Gross Coupon -- =  9.25%          2          230,960.00       0.59
 9.25% --  Gross Coupon -- =  9.50%          9          597,330.00       1.54
 9.50% --  Gross Coupon -- =  9.75%         30        1,571,715.59       4.04
 9.75% --  Gross Coupon -- = 10.00%         30        2,148,362.18       5.52
10.00% --  Gross Coupon -- = 10.25%         46        2,541,092.16       6.53
10.25% --  Gross Coupon -- = 10.50%         40        2,609,966.99       6.71
10.50% --  Gross Coupon -- = 10.75%         21          750,005.47       1.93
10.75% --  Gross Coupon -- = 11.00%         52        2,631,733.26       6.77
11.00% --  Gross Coupon -- = 11.25%         28        1,490,885.28       3.83
11.25% --  Gross Coupon -- = 11.50%         33        1,969,705.50       5.07
11.50% --  Gross Coupon -- = 11.75%         29        1,371,320.56       3.53
11.75% --  Gross Coupon -- = 12.00%         35        2,181,407.90       5.61
12.00% --  Gross Coupon -- = 12.25%          8          532,899.94       1.37
12.25% --  Gross Coupon -- = 12.50%         34        1,805,519.92       4.64
12.50% --  Gross Coupon -- = 12.75%         11          732,340.55       1.88
12.75% --  Gross Coupon -- = 13.00%         32        1,784,800.17       4.59
13.00% --  Gross Coupon -- = 13.25%         24          823,695.68       2.12
13.25% --  Gross Coupon -- = 13.50%         19          898,221.15       2.31
13.50% --  Gross Coupon -- = 13.75%         10          206,555.99       0.53
13.75% --  Gross Coupon -- = 14.00%         41        1,243,788.72       3.20
14.00% --  Gross Coupon -- = 14.25%          1           55,000.00       0.14
14.25% --  Gross Coupon -- = 14.50%         20          845,549.44       2.17
14.50% --  Gross Coupon -- = 14.75%          1           23,963.18       0.06
14.75% --  Gross Coupon -- = 15.00%         11          397,274.01       1.02
15.00% --  Gross Coupon -- = 15.25%          2           73,862.82       0.19
15.25% --  Gross Coupon -- = 15.50%          3          119,600.00       0.31
15.50% --  Gross Coupon -- = 15.75%         34        2,551,252.17       6.56
15.75% --  Gross Coupon -- = 16.00%         87        6,216,244.99      15.99
16.00% --  Gross Coupon -- = 16.25%          2          301,589.99       0.78
16.25% --  Gross Coupon -- = 16.50%          2           83,421.45       0.21
------------------------------------------------------------------------------
Total..........                            698     $ 38,887,811.52     100.00%
=============================================================================




                                  ORIGINAL TERM


                                                               Percentage of
                                             Aggregate          Cut-Off Date
                              Number of       Unpaid             Aggregate
                              Mortgage       Principal           Principal
        Original Term          Loans          Balance             Balance

 24 --  Orig. Term -- =  36        1           7,480.35           0.02%
 48 --  Orig. Term -- =  60       28         723,542.16           1.86%
 72 --  Orig. Term -- =  84       17         500,697.29           1.29%
 84 --  Orig. Term -- =  96        1          41,688.10           0.11%
108 --  Orig. Term -- = 120       93       2,546,200.19           6.55%
132 --  Orig. Term -- = 144        4         160,940.91           0.41%
168 --  Orig. Term -- = 180      369      23,277,407.80          59.86%
228 --  Orig. Term -- = 240      161       9,424,132.16          24.23%
348 --  Orig. Term -- = 360       24       2,205,722.56           5.67%
------------------------------------------------------------------------
Total............                698      38,887,811.52         100.00%
======================================================================






          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
          COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
          COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY


                                                             Percentage of
                                           Aggregate          Cut-Off Date
                            Number of       Unpaid              Aggregate
                             Mortgage      Principal            Principal
          Remaining Term       Loans        Balance              Balance

 24 --  Rem Term -- =  36          1           7,480.35           0.02%
 48 --  Rem Term -- =  60         28         723,542.16           1.86%
 72 --  Rem Term -- =  84         17         500,697.29           1.29%
 84 --  Rem Term -- =  96          1          41,688.10           0.11%
108 --  Rem Term -- = 120         93       2,546,200.19           6.55%
132 --  Rem Term -- = 144          4         160,940.91           0.41%
168 --  Rem Term -- = 180        369      23,277,407.80          59.86%
228 --  Rem Term -- = 240        161       9,424,132.16          24.23%
348 --  Rem Term -- = 360         24       2,205,722.56           5.67%
-----------------------------------------------------------------------
Total............                698      38,887,811.52         100.00%
=======================================================================




                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
 Original CLTV Ratio                  Loans       Balance          Balance

  5.000 --  CLTV -- =  10               2          69,806.25       0.18
 10.000 --  CLTV -- =  15               3          42,135.93       0.11
 15.000 --  CLTV -- =  20               6         146,305.10       0.38
 20.000 --  CLTV -- =  25               8         203,838.50       0.52
 25.000 --  CLTV -- =  30              10         447,948.68       1.15
 30.000 --  CLTV -- =  35              11         338,453.04       0.87
 35.000 --  CLTV -- =  40              18         847,737.38       2.18
 40.000 --  CLTV -- =  45              14         560,501.15       1.44
 45.000 --  CLTV -- =  50              33       1,695,749.14       4.36
 50.000 --  CLTV -- =  55              22       1,280,414.24       3.29
 55.000 --  CLTV -- =  60              35       2,328,385.12       5.99
 60.000 --  CLTV -- =  65              54       3,644,431.97       9.37
 65.000 --  CLTV -- =  70              75       4,076,499.00      10.48
 70.000 --  CLTV -- =  75              85       5,003,281.10      12.87
 75.000 --  CLTV -- =  80             150       8,936,077.98      22.98
 80.000 --  CLTV -- =  85              97       4,398,523.34      11.31
 85.000 --  CLTV -- =  90              75       4,867,723.60      12.52
------------------------------------------------------------------------
Total....................             698    $ 38,887,811.52      100.00%
==========================================================================








              THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

              THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
              COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         ORIGINAL MORTGAGE LOAN AMOUNTS



                                                                  Percentage of
                                                   Aggregate       Cut-Off Date
            Original                 Number of       Unpaid          Aggregate
          Mortgage Loan              Mortgage       Principal        Principal
        Principal Balance              Loans         Balance          Balance

     5,000 --  Balance -- =    10,000      11          107,090.94       0.28
    10,000 --  Balance -- =    15,000      49          648,576.50       1.67
    15,000 --  Balance -- =    20,000      59        1,089,055.94       2.80
    20,000 --  Balance -- =    25,000      69        1,617,745.77       4.16
    25,000 --  Balance -- =    30,000      58        1,618,927.40       4.16
    30,000 --  Balance -- =    35,000      52        1,714,902.57       4.41
    35,000 --  Balance -- =    40,000      60        2,305,191.41       5.93
    40,000 --  Balance -- =    45,000      43        1,866,923.19       4.80
    45,000 --  Balance -- =    50,000      30        1,449,639.43       3.73
    50,000 --  Balance -- =    55,000      30        1,593,456.35       4.10
    55,000 --  Balance -- =    60,000      27        1,582,436.01       4.07
    60,000 --  Balance -- =    65,000      30        1,894,389.02       4.87
    65,000 --  Balance -- =    70,000      18        1,239,046.26       3.19
    70,000 --  Balance -- =    75,000      12          868,399.97       2.23
    75,000 --  Balance -- =    80,000      13        1,018,747.93       2.62
    80,000 --  Balance -- =    85,000      12          999,371.60       2.57
    85,000 --  Balance -- =    90,000      17        1,497,423.09       3.85
    90,000 --  Balance -- =    95,000       7          653,147.29       1.68
    95,000 --  Balance -- =   100,000      15        1,478,735.39       3.80
   100,000 --  Balance -- =   105,000      11        1,135,014.50       2.92
   105,000 --  Balance -- =   110,000       7          757,550.34       1.95
   110,000 --  Balance -- =   115,000       3          337,500.00       0.87
   115,000 --  Balance -- =   120,000       4          475,532.25       1.22
   120,000 --  Balance -- =   125,000       5          612,150.00       1.57
   125,000 --  Balance -- =   130,000       3          384,000.00       0.99
   130,000 --  Balance -- =   135,000       4          536,166.33       1.38
   135,000 --  Balance -- =   140,000       4          551,805.65       1.42
   140,000 --  Balance -- =   145,000       4          572,791.85       1.47
   145,000 --  Balance -- =   150,000       5          743,949.47       1.91
   150,000 --  Balance -- =   200,000      20        3,523,428.17       9.06
   200,000 --  Balance -- =   250,000      13        3,049,716.90       7.84
   250,000 --  Balance -- =   300,000       1          285,000.00       0.73
   300,000 --  Balance -- =   350,000       1          320,000.00       0.82
   350,000 --  Balance -- =   400,000       1          360,000.00       0.93
----------------------------------------------------------------------------
Total....................                 698      $ 38,887,811.52    100.00%
=============================================================================









         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
         COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
         COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                  Percentage of
                                                    Aggregate      Cut-Off Date
             Current                 Number of       Unpaid          Aggregate
          Mortgage Loan               Mortgage      Principal        Principal
        Principal Balance              Loans         Balance          Balance

     5,000 --  Balance -- =    10,000      11          107,090.94       0.28
    10,000 --  Balance -- =    15,000      49          648,576.50       1.67
    15,000 --  Balance -- =    20,000      59        1,089,055.94       2.80
    20,000 --  Balance -- =    25,000      71        1,667,380.24       4.29
    25,000 --  Balance -- =    30,000      56        1,569,292.93       4.04
    30,000 --  Balance -- =    35,000      52        1,714,902.57       4.41
    35,000 --  Balance -- =    40,000      60        2,305,191.41       5.93
    40,000 --  Balance -- =    45,000      43        1,866,923.19       4.80
    45,000 --  Balance -- =    50,000      30        1,449,639.43       3.73
    50,000 --  Balance -- =    55,000      30        1,593,456.35       4.10
    55,000 --  Balance -- =    60,000      27        1,582,436.01       4.07
    60,000 --  Balance -- =    65,000      30        1,894,389.02       4.87
    65,000 --  Balance -- =    70,000      18        1,239,046.26       3.19
    70,000 --  Balance -- =    75,000      12          868,399.97       2.23
    75,000 --  Balance -- =    80,000      13        1,018,747.93       2.62
    80,000 --  Balance -- =    85,000      12          999,371.60       2.57
    85,000 --  Balance -- =    90,000      17        1,497,423.09       3.85
    90,000 --  Balance -- =    95,000       7          653,147.29       1.68
    95,000 --  Balance -- =   100,000      16        1,578,417.45       4.06
   100,000 --  Balance -- =   105,000      10        1,035,332.44       2.66
   105,000 --  Balance -- =   110,000       7          757,550.34       1.95
   110,000 --  Balance -- =   115,000       3          337,500.00       0.87
   115,000 --  Balance -- =   120,000       4          475,532.25       1.22
   120,000 --  Balance -- =   125,000       5          612,150.00       1.57
   125,000 --  Balance -- =   130,000       3          384,000.00       0.99
   130,000 --  Balance -- =   135,000       4          536,166.33       1.38
   135,000 --  Balance -- =   140,000       4          551,805.65       1.42
   140,000 --  Balance -- =   145,000       4          572,791.85       1.47
   145,000 --  Balance -- =   150,000       5          743,949.47       1.91
   150,000 --  Balance -- =   200,000      20        3,523,428.17       9.06
   200,000 --  Balance -- =   250,000      13        3,049,716.90       7.84
   250,000 --  Balance -- =   300,000       1          285,000.00       0.73
   300,000 --  Balance -- =   350,000       1          320,000.00       0.82
   350,000 --  Balance -- =   400,000       1          360,000.00       0.93
----------------------------------------------------------------------------
Total....................                 698     $ 38,887,811.52     100.00%
============================================================================




                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

CT                         4                 493,000.00         1.27
DE                        25               1,890,464.69         4.86
FL                         2                 209,750.00         0.54
GA                        18               1,289,731.21         3.32
MD                        29               1,470,184.24         3.78
NC                        48               2,079,737.04         5.35
NJ                       195              11,182,211.15        28.76
NY                        38               2,642,097.45         6.79
PA                       307              15,965,468.05        41.06
VA                        32               1,665,167.69         4.28
--------------------------------------------------------------------------
Total...............     698            $ 38,887,811.52       100.00%
==========================================================================



           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              MORTGAGED PROPERTIES


                                                          Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family Detached           501        27,104,358.95      69.70
2-6 Family                        19         1,414,909.07       3.64
7+ Family                          2            81,780.27       0.21
Townhouses                       119         4,730,396.78      12.16
PUD                                2            76,500.00       0.20
Condominiums                       7           206,827.42       0.53
Commercial                         8           570,389.88       1.47
Mixed Use Properties              24         2,410,373.06       6.20
Multiple Properties               16         2,292,276.09       5.89
--------------------------------------------------------------------------
Total...............             698      $ 38,887,811.52     100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       631    34,060,858.94          87.59
Investor                          38     1,698,910.28           4.37
Vacation/Second Home               2        35,000.00           0.09
Corporate                         11       800,766.21           2.06
Multiple Prop./Occupancy          16     2,292,276.09           5.89
--------------------------------------------------------------------------
Total..................          698  $ 38,887,811.52         100.00%
==========================================================================


                                  LIEN SUMMARY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        357              25,947,369.45        66.72
2                        336              12,339,957.04        31.73
Multiple                   5                 600,485.03         1.54
--------------------------------------------------------------------------
Total...............     698            $ 38,887,811.52       100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                  AMORTIZATION

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 577    28,791,628.58          74.04
Partially Amortizing             121    10,096,182.94          25.96
--------------------------------------------------------------------------
Total..................          698  $ 38,887,811.52         100.00%
==========================================================================

             THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

             THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
             COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
             COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                 BORROWER CLASS


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Business Loans           127               9,287,738.96        23.88
Home Equity Loans        571              29,600,072.56        76.12
--------------------------------------------------------------------------
Total...............     698            $ 38,887,811.52       100.00%
==========================================================================



                                   LOAN CLASS


                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
                     Loans            Balance            Balance

COMMERCIAL               8              570,389.88         1.47
RESID. WITH BUSINESS    31            3,729,355.01         9.59
RESIDENTIAL            659           34,588,066.63        88.94
-----------------------------------------------------------------
Total..........        698         $ 38,887,811.52       100.00%
=================================================================








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
         COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
         COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.